UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 18, 2014

Q2 HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36350 (Commission File Number)	20-2706637 (I.R.S Employer Identification No.)

13785 Research Blvd, Suite 150 Austin, Texas 78750 (Address of principal executive offices, including zip code)
(512) 275-0072

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 18, 2014, Q2 Software, Inc., a wholly-owned subsidiary of Q2 Holdings, Inc. (collectively, the “Company”) entered into an office lease agreement (the “Lease”) with CREF Aspen Lake Building II, LLC to lease approximately 70,000 rentable square feet (the “Premises”) of an office building to be located immediately adjacent to the Company’s current headquarters (the “Building”), in order to expand the Company’s headquarters. The Lease provides for phased commencement dates, with commencement of the first phase covering 55,000 rentable square feet anticipated to occur on June 1, 2015 (the “Initial Commencement Date”), with the remaining space becoming available nine months thereafter. The actual commencement dates are subject to timely completion of the Building and premises. The term of the lease commences on the Initial Commencement Date and runs 124 months, with a five year renewal option.
The rent obligations over the term are summarized below. The time periods and amounts set forth below assume an Initial Commencement Date of June 1, 2015, and may be subject to adjustment according to the Lease, including the Company’s right to rent abatement in certain circumstances if the premises are not timely delivered.

From	To	Monthly Rent
6/1/2015	2/28/2016	$98,198
3/1/2016	5/31/2016	$125,011
6/1/2016	5/31/2017	$128,158
6/1/2017	5/31/2018	$131,363
6/1/2018	5/31/2019	$134,627
6/1/2019	5/31/2020	$138,007
6/1/2020	5/31/2021	$141,446
6/1/2021	5/31/2022	$145,001
6/1/2022	5/31/2023	$148,614
6/1/2023	5/31/2024	$152,344
6/1/2024	5/31/2025	$156,132
6/1/2025	9/30/2025	$160,037
    Rent during any renewal period would be subject to a market adjustment. Pursuant to the Lease, the Company will also be responsible for its proportionate share of the Building’s operating expenses, including property taxes.

The Lease is furnished as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the Lease does not purport to be complete and is qualified in its entirety by reference to the Lease.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
10.1	Lease Agreement, dated July 18, 2014, by and among Q2 Software, Inc. and CREF Aspen Lake Building II, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q2 HOLDINGS, INC.

July 23, 2014	/s/ Jennifer N. Harris
Jennifer N. Harris
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Lease Agreement, dated July 18, 2014, by and among Q2 Software, Inc. and CREF Aspen Lake Building II, LLC